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Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350
(As Adopted Pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Dividend Capital Trust Inc., a Maryland corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2005, as filed with the Securities and Exchange Commission (the "Report") that:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2005	/s/ EVAN H. ZUCKER Evan H. Zucker Chief Executive Officer and President

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Certification Pursuant to 18 U.S.C. Section 1350 (As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)